Bank of America Merrill Lynch Global Real Estate Conference

September 13, 2016


KUEHNE+NAGEL

RELIABLE. ANSWERS.

Contents



Strategy for Increasing Shareholder Value

CONTINUED IMPROVEMENT IN ASSET QUALITY

- Industrial – Grow the overall portfolio mainly through development and select strategic acquisitions. Maintain best in class quality in strategic distribution corridors.
- MOB – Continue to grow through development. Maintain best in class quality with top rated health systems.

GROW CASH FLOW (AFFO) AND NET ASSET VALUE (NAV)

- Maintain occupancy with best in class portfolio
- Improved rent growth through rental rate increases and annual escalations
- Focus on minimization of capital expenditures
- Value creation through delivery of development projects and monetization of land


ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

CONTINUE TO IMPROVE OVERALL LEVERAGE PROFILE

- Fund development and debt maturities with disposition proceeds
- Balance debt maturities and reduce weighted average borrowing costs
- Improve credit profile to BBB+ levels

Why Duke Realty?

- ✔ Superior Asset Quality
- ✔ Excellent 40 + Year Development Track Record
- ✔ Best in Class Balance Sheet
- ✔ Lowest Dividend Payout Ratio in Sector
- ✔ Investors have endorsed Strategy and Execution



Total Shareholder Return Outperformance



1 Year
63%
51%
28%
DRE
Peers
RMS
3 Years
122%
73%
57%
DRE
Peers
RMS
5 Years
205%
148%
104%
DRE
Peers
RMS

All results as of 9/3/16.
Peers include DCT, EGP, FR, LPT, PLD, REXR and TRNO and is calculated on a market cap weighted basis.

Portfolio Overview: Product and Geographic Evolution

BY PRODUCT


Retail
1%
Office
25%
MOB
13%
Industrial
61%

12/31/13


MOB
20%
Office
6%
Industrial
74%

6/30/16


Office
1%
MOB
21%
Industrial
78%

Forecasted
12/31/16

BY GEOGRAPHY


East
36%
West
21%
Central
43%

12/31/13


East
37%
West
22%
Central
41%

6/30/16


East
39%
West
24%
Central
37%

Forecasted
12/31/16

Note: % based on NOI


1009
Park 840 (Starbucks), Nashville, TN

ASSET STRATEGY
INDUSTRIAL PORTFOLIO

Industrial Strategy

40 YEARS	of industrial operating and development experience as primary driver of company growth
MODERN, BULK DISTRIBUTION	focus which results in higher credit quality tenants with fewer overall tenants to manage
"TIER 1" MARKETS	Geographic focus in key trucking, rail, air cargo and shipping corridors
GROWING NOI STREAM	with contractual rent escalations and increasing rental rates on rollover; capture improving market rent growth; low capex
E-COMMERCE & SUPPLY CHAIN RECONFIGURATION	secular trends driving an extended cycle of incremental demand for modern industrial product

Leading Indicators Point To Continued GDP Growth | GDP Drives Logistics Demand


Leading Economic Indicators† Growth (Y/Y)
GDP Growth (Y/Y)
20%
10%
0%
(10%)
(20%)
6%
4%
2%
0%
(2%)
(4%)
(6%)
2001
2003
2005
2007
2009
2011
2013
2015
2017
Leading economic indicators are 60% - 80% correlated with GDP growth with a 1-3 quarter lead


Logistics Demand Growth (Y/Y)*
GDP Growth (Y/Y)
6%
4%
2%
0%
(2%)
(4%)
(6%)
2001
2003
2005
2007
2009
2011
2013
2015
2017
GDP is 50%-70% correlated with logistics absorption with a 1-3 quarter lead
Forecast net absorption growth of 2.7% CAGR over next 6 quarters (~ 190 MSF)

Sources: Moody's Analytics; Conference Board; BEA; CoStar Portfolio Strategy

*†Leading Indictors comprises index of manufacturing hours worked; initial jobless claims; manufacturers' new consumer goods, materials, and nondefense capital goodes orders (excluding aircraft); private housing permits; stock prices; Leading Credit Index; 10-year Treasury bonds less federal funds spread; consumer sentiment. CoStar calculates a 60-80% correlation with a 1-3 quarter lead. *National index comprising 54 major Core Based Statistical Areas (CBSAs) as defined by the U.S. Office of Management and Budget*

E-Commerce Secular Tailwinds Contributes To Outsized Demand For Modern Logistics Space

% Ecommerce Sales by Top 8 eCommerce Growers*


20%
25%
CAGR
8%
2010
2015

% of all Retail Sales Represented by Ecommerce


15%
CAGR
7%
4%
2010
2015

*"Top eCommerce Growers" defined by Internet Retailer as Williams Sonoma, Macy's, Nordstrom, Kohl's, American Eagle, Gap, The Finish Line, Foot Locker. Reported only on an annual basis.
Source: Green Street Advisors*

Premier Quality Industrial Portfolio

Building Size Breakdown



<100K SF:
5%
6 Million
Total SF
100K-500K SF:
53%
61 Million
Total SF
>500K SF:
42%
49 Million
Total SF

Average Tenant Size

(in square feet)



27K
101K
525K
<100K SF
100K-500K SF
>500K SF

Occupancy



93%
96%
98%
<100K SF
100K-500K SF
>500K SF

Industrial Geographic Concentration



Seattle
Minneapolis-St. Paul
Northern California
Chicago
Columbus
Pennsylvania
New Jersey
Indianapolis
Baltimore
St. Louis
Washington DC
Southern California
Cincinnati
Nashville
Raleigh
Dallas
Atlanta
Savannah
Houston
Central Florida
South Florida

- Industrial portfolio has doubled to over $5.8B since December 2009
- Tier 1 market NOI(1):

Chicago	10.6%
Atlanta	8.0%
Dallas	7.5%
South Florida	7.3%
So Cal.	4.9%
Pennsylvania	3.1%
New Jersey	2.9%
	44.3%

(1) Includes unstabilized in-service and under development properties at projected stabilized figures.

2016 Q2 Concentration: < $100MM; $100MM – $200MM; $200MM – $300MM; $300MM – $400MM; > $400MM

In-Service Industrial Portfolio – Peer Comparison

U.S. Industrial Exposure
(in millions of square feet)


< 100K SF
100K-500K SF
> 500K SF
274
41
159
75
116
6
61
49
81
13
43
25
71
11
44
16
61
17
31
13
55
3
41
11
34
19
15
PLD
DRE
LPT
DCT
FR
STAG
EGP

Source: Estimates based on pro rata ownership percent of domestic, industrial-only facilities per Q2 supplemental reports. Building count by size allocations per CoStar database.

Average Building Size
(000's square feet)


78
109
162
166
170
190
276
EGP
FR
DCT
LPT
PLD
STAG
DRE

Source: Estimates based on domestic, industrial-only facilities per Q2 2016 company supplementals. (LPT and STAG per CoStar August 2016). No adjustment for partial property ownership interests.

Average Building Age
(in years)


DRE
11
LPT
13
DCT
16
PLD
18
EGP
18
FR
21
STAG
25

Source: Per CoStar database based on wtd avg RBA basis, bulk and flex categories, August 2016. DRE per internal records. No adjustment for partial property ownership interests.

Facilities for the Modern Customer



Average Bldg Size Comparison(1)
(sf per building in 000's)
Peers
DRE
146
276



Average Age Comparison(1)
(in years)
Peers
DRE
19
11



Average Clear Height
(in feet)
Peers
DRE
23.5
30.3

Industrial Peers include DCT, EGP, FR, LPT, PLD, STAG. Per CoStar..
(1) In-Service



DRE Maintenance Capex by Age
(average annual cost per SF)
$0.02
$0.08
$0.14
10
10-20
20+

Age of Bldg. DRE measurement basis from facilities owned during 2006-2015



National Average Rent
13.6% higher rents
$5.73
$5.04
2005 or Newer
Older than 2005

Logistics facilities only. Average market rent per square foot weighted at the building level (not weighted by region). Based on 38 CBSA's compiled by CoStar, representative of DRE's markets.

Logistics Facilities for the Modern Customer


Year Built: 2014
1,015,740 SF


Year Built: 1999
437,000 SF
460'
950'

Feature	Modern Requirement
Car Parking	20-50% More
Truck Court Depth	160', up from 110'/120' (~ 40% increase)
Trailer Parking	More due to inventory turnover and per trucking labor regulations

Column Spacing



Modern	15-20 Yrs Old
~ 50' x 50'	~ 40' x 40'

Building Clear Height



Modern	15-20 Yrs Old
32' to 40'	28'

Leading the Nation in E-commerce Relationships

Crate&Barrel
amazon
weber
Walmart
Save money. Live better.
RH
RESTORATION HARDWARE
BON·TON
carter's
wayfair
TigerDirect
STAPLES
Room&Board
Innotrac
GNC
LIVE WELL.
ULTA
BEAUTY
HD SUPPLY
follett
HIGHER EDUCATION GROUP


St. Vincent
CARMEL
13420
WOMEN'S CENTER
13450
St. Vincent Women's Medical Center, Indianapolis, IN

ASSET STRATEGY
MEDICAL OFFICE PORTFOLIO

Medical Office Platform Enhances Risk-adjusted Returns

GROWTH INDUSTRY	With recession resistant performance
DEVELOPMENT EXPERIENCE	Best in class development team able to produce development opportunities through economic cycles
QUALITY	Substantially all on campus and/or aligned with major hospital systems
LONG TERM LEASES	Averaging nearly 13 years
CONSISTENT NOI GROWTH	With long term leases with 2-3% annual net rent escalations and expense increase pass throughs

Medical Office - Market Drivers

THE FUTURE OF MEDICINE



- Aging patient population
- Continued expansion of the Affordable Care Act
- Mergers and acquisitions of both the payers and providers
- Need for systems to control entire continuum of care

ANNUAL DR VISITS BY AGE



2.3
2.7
6.9
≤ 45
45 - 64
≥ 65

Source: BMO Capital Markets

OUTPATIENT VISITS IN SECULAR UPSWING

Visits or stays per 1,000 persons



2,500
2,000
1,500
1,000
500
0
1990
2002
2014
OUTPATIENT
INPATIENT

Source: AHA Annual Trendwatch Chartbook

Medical Office Portfolio

	In-Service	Under Development	Total
Properties	78	6	84
Square Feet	6.2 M	426K	6.7 M
Investment $	$1.5 B	$156 M	$1.7 B
Annual NOI $ (1)	$119 M	$11 M	$130 M
Leased Occupancy	96%	73%	94%

As of Q2 2016. (1) In-service represents actual annualized NOI for most recent quarter. Under development represents estimated stabilized NOI


MOB
Off-Campus
2%
MOB Aligned w/
Health System
23%
MOB
On-Campus
75%

Investment by product type

Top Health System Relationships

Health System	Credit Rating (Moody's)	Rentable SF	% of MOB Leased Square Feet
Baylor Scott & White	Aa3	1,118,000	17.8%
Ascension Health	Aa2	454,000	7.2%
Catholic Health Initiatives	A3	452,000	7.2%
Health & Hospital Corp Marion County	Aa1	274,000	4.4%
Adventist Health	Aa2	250,000	4.0%
Veterans Administration	Aaa	224,000	3.6%
Carolinas Health	Aa3	190,000	3.0%

Overall 49% of space leased to "A" or better rated tenants



Lease Expirations
(% of Avg. Annual Rental Revenue)
1%
3%
8%
6%
7%
4%
5%
2016
2017
2018
2019
2020
2021
2022
As of 6/30/16


Legacy Commerce Center Brownfield Development, Linden, NJ

ASSET STRATEGY
DEVELOPMENT CAPABILITIES

Development Strategic Advantages

40 YEARS	of experience in development
STRATEGIC LAND	locations that can support more than 26 million square feet of Industrial development
75% REPEAT BUSINESS	since 2009 with national customers; with growing track record in executing e-commerce facilities . . . nearly 40% of current pipeline e-commerce related
INTERNAL TEAM	gives competitive advantage in all aspects of development, including pre-construction and construction to deliver lowest cost projects on schedule
STRONG RISK MANAGEMENT	policies in place to govern speculative exposure and development pipeline size

Track Record	Project Count	Investment ($ millions)	Yield[(1)]	Estimated Value Creation at Market Cap Rates[(2)]	Estimated Profit Margin
2005 – 2016 2Q	290	$5,667	7.9%	$1,060 million	19%
June 30 Pipeline	18	504	6.6%	$94 million	19%
Total	308	$6,171	7.8%	$1,154 million	19%

(1) Based on final stabilized initial cash yield; (2) Value creation uses market cap rates at delivery date, with cap rate sources per CBRE and internal records

Successful Execution of Speculative Developments

Product Type	# of Projects	Value ($MM)	Preleased % at start date	June 30, 2016 Occupancy
Industrial	27	$579	12%	78%
MOB	10	140	52%	90%
Totals	**37**	**$719**	**15%**	**79%**

➡ Highly successful lease-up execution of post-2009 speculative / partially leased developments placed in service by June 30, 2016

Note: Building population is post-recession speculative development projects now in-service

Select Recent Industrial Development Starts



Chicago
- 2.2 million SF in five projects
- Three build-to-suits
- Two spec developments 0% pre-leased; currently 35% leased



Columbus
- 2.2 million SF in three projects
- Two build-to-suits
- One spec development 53% pre-leased



Pennsylvania
- Two spec buildings in Lehigh Valley
- 1.1 million SF, 0% pre-leased, currently 100% leased
- 630,000 SF, 0% pre-leased



Southern California
- Spec development in the South Bay submarket
- 201,000 SF



Indianapolis
- Three projects totaling 840,000 SF
- One build-to-suit
- Two spec developments currently 66% leased



New Jersey
- Three spec buildings near Port of NY/NJ; 1.1 million SF
- 0% pre-leased; currently 100% leased



Southern California
- 1.2 million SF build-to-suit development in the Inland Empire



Southern California
- Speculative developments in the Inland Empire
- 783,000 SF, 0% pre-leased; currently 100% leased
- 401,000 SF, 0% pre-leased



Dallas
- 589,000 SF build-to-suit



South Florida
- Four spec developments; 410,000 SF
- 0% pre-leased; currently 62% leased



Atlanta
- 615,000 SF spec development near Hartsfield airport

Select Recent Healthcare Development Starts



Centegra Health
- Chicago, IL
- 80,000 SF

St. Vincent's Women's MOB
- Carmel, IN
- 86,000 SF

Palisades MOB
- North Bergen, NJ
- 57,000 SF

Emerus/SCL Health
- Denver, CO
- Four projects; 166,000 SF

Main Line Health
- Philadelphia, PA
- 100,000 SF

Bethesda Hospital
- Cincinnati, OH
- 54,000 SF

TriHealth
- Cincinnati, OH
- 70,000 SF

Baylor, Scott and White
- Dallas, TX
- 76,000 SF



AllPoints Park at Anson (Amazon Fulfillment), Indianapolis, IN

OPERATING STRATEGY

Continuing NOI & NAV Growth



Steady Same Property NOI Growth
(Industrial and MOB only)
3.6%
4.4%
4.5%
4.5%
2013
2014
2015
Q2 2016
On a TTM Basis



Accelerating Rent Growth
(Represents growth in annual net effective rent on renewal leases; Industrial only)
4.3%
9.7%
12.7%
18.9%
2013
2014
2015
Q2 2016



NOI Upside
(in millions)
~ 4.75% Fwd 12-month growth assumption
(escalators + rent growth + occupancy)
$22.3
$469.7
NOI Upside to Achieve Stabilization
$24.9
$92.8
~ 8.4% Growth in NOI to drive NAV
$47.2
$562.5
Same Property NOI
Non-Same Property NOI
Total NOI
Actual Q2 2016 (annualized)
Upside

Consistent Cash Flow Growth



6.6% AFFO CAGR
$1.02
$0.82
$0.68
$1.10
$0.90
$0.68
$1.18
$0.96
$0.68
$1.17
$1.01
$0.89
$0.20/sh Special Div
$1.18
$1.06
$0.72
2012
2013
2014
2015
2016 Guidance
FFO/Share
AFFO/Share
Div/Share

AFFO Payout Ratio	2012	2013	2014	2015	2016 Guidance
	83%	76%	71%	68%	68%


Yusen Logistics, O'Hare submarket, Chicago, IL

CAPITAL STRATEGY

Conservative Balance Sheet

Moody's
Baa2
(positive outlook)

S&P
BBB
(positive outlook)

CAPITALIZATION

(in million's)



Unsecured debt
$2,836
Secured debt $387
25%
75%
Common equity at market value (6/30)
$9,431



DEBT MATURITY LADDER
(in millions)
Only 32% of debt matures through 2019
$8
$318(1)
$331
$409
$394
$1,886
2016
2017
2018
2019
2020
Thereafter
Wtd Avg Int Rate
6.29%
5.86%
5.59%
7.83%
3.44%
3.97%
JV Debt
Secured Debt
Unsecured Debt

(1) Redeemed $203 million 5.95% 2/15/17 bonds in July

Balance Sheet: Strongest in Sector, Positioned for Upgrade

Fixed Charge Coverage Ratio[(1),(2)]



Industrial Average: 3.8x
3.4x
3.7x
4.2x
4.0x
3.5x
3.7x
3.6x
DRE Actual
DRE Forecast
PLD
EGP
DCT
FR
LPT

Net Debt / EBITDA [(1),(2)]



Industrial Average: 6.1x
5.5x
5.6x
6.8x
5.9x
5.9x
5.5x
6.2x
DRE Actual
DRE Forecast
PLD
EGP
DCT
FR
LPT

	Debt Profile %[(3)]		
	Fixed / Variable	Unsecured / Secured	Wtd Avg Rate %
DRE	**92 / 8**	**88 / 12**	**4.8**
PLD	93 / 7	79 / 21	3.2
EGP	96 / 4	65 / 35	4.0
DCT	77 / 23	87 / 13	4.3
LPT	88 / 12	91 / 9	4.3
FR	89 / 11	62 / 38	4.5

Current Long Term Rate 3.15%

Debt and Preferred / Market Cap[(1)(3)]



Industrial Average: 29%
25%
23%
27%
30%
25%
28%
35%
DRE Actual
DRE Forecast
PLD
EGP
DCT
FR
LPT

(1) Source: DRE Actual 6/30 Supplemental – Fixed Charge Coverage current quarter annualized, Net Debt/EBITDA current quarter annualized proforma. Peers 6/30 are current quarter annualized per Wells Fargo Credit research.
(2) Source: DRE 12/31 Forecast – Fixed Charge Coverage and Net Debt/EBITDA current quarter annualized and mid-point of guidance.
(3) Source: DRE 12/31 Forecast – Debt and Preferred / Market Cap based on projected shares and debt at 12/31 using 8/19 closing price.

WHY DUKE REALTY

Why Duke Realty?

✓ Superior Asset Quality

- Youngest portfolio in industry and 276,000 square foot average building size produces lower capex, lower turnover, and higher credit tenants including fast growing e-commerce customers
- Benefit from tenant flight to quality in down cycle, more cash flow resilience

✓ Excellent 40 Year Development Track Record

- Development starts have averaged $527 million since 2011 and averaged 69% pre-leased. Estimated margins historically near 20% generating significant value creation
- Land bank fuels incremental long term NAV growth potential

✓ Best in Class Balance Sheet

- Lowest Debt/EBTIDA ratio in sector and expected to continue to improve in 2016
- Excellent access to capital; emphasis on self-funding
- Interest savings from refinancings as higher coupon debt matures
- Positioned for offense as opportunities arise

✓ Lowest Dividend Payout Ratio in Sector

- Positioned for future increases

✓ Investors have endorsed the strategy and execution

- Total return outperformance over 1, 3, and 5 year periods

2016 Range of Estimates

Revised July 27th, 2016

(dollars in millions except per share amounts)

Metrics	2015 Actual	2016 YTD	Range of Estimates		Key Assumptions
			Pessimistic	Optimistic	
Net Income per Share Attributable to Common Shareholders - Diluted	$1.77	$0.44	$0.98	$1.18	- Impacted by range of property dispositions
NAREIT FFO per Share Attributable to Common Shareholders - Diluted	$0.86	$0.61	$1.13	$1.30	- **Original guidance of $1.12 to $1.24.** - Includes net gains on land sales, debt extinguishment costs, acquisition costs and promote income.
Core FFO per Share Attributable to Common Shareholders - Diluted	$1.17	$0.59	$1.16	$1.20	- **Original guidance of $1.15 to $1.21.** - Accretive development projects placed in service. - Near-term dilution from dispositions partially offset by development deliveries.
Core AFFO per Share Attributable to Common Shareholders - Diluted	$1.01	$0.53	$1.04	$1.08	- **Original guidance of $1.02 to $1.08.** - Continued benefits from asset repositioning strategy. - Continued solid operating fundamentals.
Average Percentage Leased (in service, for bulk distribution and medical office only)	96.4%	95.8%	96.0%	96.5%	- **Original estimate of 95.4% to 96.4%.** - Strong leasing economics. - Leased significant speculative development.
Same Property NOI Growth (for bulk distribution and medical office only)	4.5%	4.5%	4.25%	5.5%	- **Original estimate of 2.75% to 4.25%.** - Continued solid rent growth expected, embedded lease escalators. - Occupancy growth slowing.
Building Acquisitions (Duke share)	$28	$67	$100	$140	- **Original estimate of $0 to $50 million.** - Aggressive pricing for high quality industrial facilities limiting opportunities. - Includes acquisitions of JV partner interests.
Building Dispositions (Duke share)	$1,818	$263	$600	$900	- Continue to exit office and prune industrial.
Land Sale Proceeds	$132	$10	$20	$60	- Opportunistic investment sales market.
Development Starts (JVs at 100%)	$684	$269	$500	$650	- **Original estimate of $400 million to $600 million.** - Strong pipeline of BTS prospects. - Speculative industrial starts in high growth markets.
Service Operations Income	$14	$8	$8	$12	- Focus on development over third party work. - Lower fees from joint ventures.
General & Administrative Expense	$51	$30	$54	$50	- **Original estimate of $52 million to $48 million.**
Effective Leverage	41%	40%	39%	36%	- **Original guidance of 42% to 38%.** - Deleveraging through dispositions and favorable equity market.
Fixed Charge Coverage (Most Recent Quarter)	3.1X	3.4X	3.6X	3.8X	- **Original guidance of 3.3 to 3.6 times.** - Disposition proceeds partially used for further deleveraging. - High coupon debt paid off. - Strong operational performance.
Net Debt to EBITDA (Most Recent Quarter Annualized)	6.0X	5.5X	5.7X	5.4X	- **Original guidance of 6.0 to 5.6 times.** - Reflects deleveraging and strong operational performance.

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.

CoStar Disclaimer

THESE COSTAR PORTFOLIO STRATEGY MATERIALS CONTAIN FINANCIAL AND OTHER INFORMATION FROM A VARIETY OF PUBLIC AND PROPRIETARY SOURCES. COSTAR GROUP, INC. AND ITS AFFILIATES (COLLECTIVELY, "COSTAR") HAVE ASSUMED AND RELIED UPON, WITHOUT INDEPENDENT VERIFICATION, THE ACCURACY AND COMPLETENESS OF SUCH THIRD PARTY INFORMATION IN PREPARING THESE MATERIALS.

THE MODELING, CALCULATIONS, FORECASTS, PROJECTIONS, EVALUATIONS, ANALYSES, SIMULATIONS, OR OTHER FORWARD-LOOKING INFORMATION PREPARED BY COSTAR AND PRESENTED HEREIN (THE "MATERIALS") ARE BASED ON VARIOUS ASSUMPTIONS CONCERNING FUTURE EVENTS AND CIRCUMSTANCES, WHICH ARE SPECULATIVE, UNCERTAIN AND SUBJECT TO CHANGE WITHOUT NOTICE. YOU SHOULD NOT RELY UPON THE MATERIALS AS PREDICTIONS OF FUTURE RESULTS OR EVENTS, AS ACTUAL RESULTS AND EVENTS MAY DIFFER MATERIALLY. ALL MATERIALS SPEAK ONLY AS OF THE DATE REFERENCED WITH RESPECT TO SUCH DATA AND MAY HAVE MATERIALLY CHANGED SINCE SUCH DATE. COSTAR HAS NO OBLIGATION TO UPDATE ANY OF THE MATERIALS INCLUDED IN THIS DOCUMENT. YOU SHOULD NOT CONSTRUE ANY OF THE DATA PROVIDED HEREIN AS INVESTMENT, TAX, ACCOUNTING OR LEGAL ADVICE.

COSTAR DOES NOT REPRESENT, WARRANT OR GUARANTY THE ACCURACY OR COMPLETENESS OF THE INFORMATION PROVIDED HEREIN AND SHALL NOT BE HELD RESPONSIBLE FOR ANY ERRORS IN SUCH INFORMATION. ANY USER OF THE INFORMATION PROVIDED HEREIN ACCEPTS THE INFORMATION "AS IS" WITHOUT ANY WARRANTIES WHATSOEVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, COSTAR DISCLAIMS ANY AND ALL LIABILITY IN THE EVENT ANY INFORMATION PROVIDED HEREIN PROVES TO BE INACCURATE, INCOMPLETE OR UNRELIABLE.